Exhibit 32.1

               CERTIFICATION PURSUANT TO
                18 U.S.C. SECTION 1350,
                AS ADOPTED PURSUANT TO
    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Versar, Inc. (the "Company") on Form 10-Q for the period ending December 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Theodore M. Prociv, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of
    section 13(a) or 15(d) of the Securities Exchange
    Act of 1934; and

(2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.




            /S/ Theodore M. Prociv
            __________________________
            Theodore M. Prociv
            President and CEO

February 13, 2006


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                        Exhibit 32.2

                CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350,
                 AS ADOPTED PURSUANT TO
      SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Versar, Inc. (the "Company") on Form 10-Q for the period ending December 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence W. Sinnott, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of
    section 13(a) or 15(d) of the Securities Exchange
    Act of 1934; and

(2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.



            /S/ Lawrence W. Sinnott
            __________________________
            Lawrence W. Sinnott
            Executive Vice President,
            Chief Operating Officer,
            and Chief Financial Officer


February 13, 2006



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